UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 3, 2001



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


           DELAWARE                        0-18121               36-3664868
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)

  55TH STREET & HOLMES AVENUE                                      60514
   CLARENDON HILLS, ILLINOIS                                    (Zip Code)
(Address of principal executive
           offices)



        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

ITEM 5.  OTHER EVENTS.
         ------------

         Attached as Exhibit 99 is a copy of the Press Release issued by MAF Bancorp, Inc. December 3, 2001 announcing the consummation of the merger between MAF Bancorp, Inc. and Mid Town Bancorp, Inc., which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.
            --------

Exhibit 99    Press Release dated December 3, 2001.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MAF BANCORP, INC.


                                        By:  /s/ Jerry A. Weberling
                                             -----------------------------------
                                             Jerry A. Weberling
                                             Executive Vice President and
                                              Chief Financial Officer

Date:  December 3, 2001


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


                                INDEX TO EXHIBITS

Exhibit
-------

Exhibit 99     Press Release dated December 3, 2001.


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